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  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 20, 1997
____________________________________________________________________________
____________________________________________________________________________

                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                             HIBBETT SPORTING GOODS, INC.
                (Exact name of registrant as specified in its charter)


                                       DELAWARE               63-1074067
(State or Other Jurisdiction of                            (I.R.S. Employer
Incorporation or Organization)    _______________     Identification Number)


    451 INDUSTRIAL LANE
     BIRMINGHAM, ALABAMA                                        35211

(Address of Principal Executive
         Offices)                 _______________            (Zip Code)


If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section
12(b) of the Exchange Act and               12(g) of the Exchange Act and is
is effective pursuant to General            effective pursuant to General
Instruction A.(c), please check             Instruction A.(d), please check
the following box       / /                 the following box   /X/


  Securities Act registration statement file number to which this form relates:

                                      333-36913

          Securities to be registered pursuant to Section 12(b) of the Act:

                                         NONE
                                   (Title of class)

          Securities to be registered pursuant to Section 12(g) of the Act:

                       COMMON STOCK, PAR VALUE $0.01 PER SHARE
                                   (Title of class)

____________________________________________________________________________
____________________________________________________________________________


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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         On October 1, 1997, the registrant filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-1, File No. 333-36913, with respect to its Common Stock, par value $0.01 per share (the "Common Stock"). The securities to be registered pursuant to this Registration Statement on Form 8-A were described in the registration statement referred to above under the caption "Description of Capital Stock," and such description is incorporated by reference herein in response to the information required by this Item. In addition, any prospectus contained in the Registration Statement that is filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated by reference herein. Such description incorporated by reference herein shall be filed with copies of the application filed with Nasdaq National Market.

ITEM 2.       EXHIBITS.

EXHIBIT NO.   DESCRIPTION

3.1 Certificate of Incorporation of the Registrant filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997, and incorporated herein by reference
3.2 Bylaws of the Registrant filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997, and incorporated herein by reference
4.1 Form of Share Certificate filed as an exhibit to Amendment No. 2 to the Company's Registration Statement on Form S-1 (Registration No. 333-07023), filed with the Securities and Exchange Commission September 16, 1996, and incorporated herein by reference
10.2.1 Stockholders Agreement dated as of November 1, 1995 among The SK Equity Fund, L.P., SK Investment Fund, L.P., the Registrant and certain stockholders of the Registrant named therein (the "Stockholders Agreement") filed as an exhibit to the Company's Registration Statement on Form S-1 (Registration No. 333-07023), filed with the Securities and Exchange Commission June 27, 1996, and incorporated herein by reference
10.2.2 Amendment No. 1 to the Stockholder Agreement dated as of June 28, 1996 filed as an exhibit to Amendment No. 2 to the Company's Registration Statement on Form S-1 (Registration No. 333-07023), filed with the Securities and Exchange Commission September 16, 1996, and incorporated herein by reference
10.2.3 Amendment No. 2 to the Stockholders Agreement filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 1997, and incorporated herein by reference


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         Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  HIBBETT SPORTING GOODS, INC.


Date: October 20, 1997            By: /s/ Susan H. Fitzgibbon
                                  ----------------------------
                                  Susan H. Fitzgibbon
                                  Chief Financial Officer



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